                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2006

                        American Claims Evaluation, Inc.
             (Exact name of registrant as specified in its charter)

       New York                        0-14807                    11-2601199
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

           One Jericho Plaza, Jericho, New York               11753
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (516) 938-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

             On June 13, 2006, American Claims Evaluation, Inc. (the
             "Company") issued a press release announcing its financial results for the year ended March 31, 2006. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities
             Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01    Financial Statements and Exhibits.

             (d) Exhibits.

Exhibit 99.1 Press Release of American Claims Evaluation, Inc., dated June 13,
             2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN CLAIMS EVALUATION, INC.

Date:  June 13, 2006                      By:  /s/ Gary Gelman
                                              ----------------------------------
                                          Gary Gelman
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release, dated June 13, 2006.